                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): December 10, 1997 (August 24,
1997)


                            SFX BROADCASTING, INC.
-------------------------------------------------------------------------------

              (Exact name of registrant as specified in charter)

          Delaware                          0-22486                          13-3649750
(State or Other Jurisdiction         (Commission File No.)       (IRS Employer Identification No.)
      of Incorporation)

150 East 58th Street, 19th Floor, New York, New York                   10155
----------------------------------------------------------------------------

(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191


                                      N/A
----------------------------------------------------------------------------

(Former name or former address, if changed since last report)

         This Form 8-K/A amends the Form 8-K of SFX Broadcasting, Inc. filed on August 25, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         2.1* Agreement and Plan of Merger, dated as of August 24, 1997, among SBI Holding Corporation, SBI Radio Acquisition Corporation and SFX Broadcasting, Inc.

         10.1* Stockholder Agreement, dated as of August 24, 1997, among SBI Holding Corporation, SBI Radio Acquisition Corporation, Robert F.X. Sillerman and SFX Broadcasting, Inc.

         10.2 Consulting, Non-Compete and Termination Agreement, dated as of August 24, 1997, by and among SBI Holding Corporation, SFX Broadcasting, Inc. and Robert F.X. Sillerman (incorporated by reference to Exhibit 10.4 to the registrant's Form 10-Q for the period ending September 30,
                  1997).


-------------------------
*        Previously filed.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          SFX BROADCASTING, INC.



                                          By:    /s/ Howard J. Tytel
                                             ----------------------------------
                                          Name:        Howard J. Tytel
                                          Title:       Executive Vice President


Date:    December 10, 1997


                                     - 2 -